UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2013

Fidus Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois		60201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-859-3940

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2013, Fidus Investment Corporation (the "Company") announced that Cary L. Schaefer, the Company's chief financial officer and chief compliance officer, will transition from chief financial officer to a full-time senior investment professional role for the Company's investment adviser, Fidus Investment Advisors, LLC. The Company has retained Spencer Stuart to conduct a search for a new CFO. Until the Company names a replacement, Ms. Schaefer will continue to perform the duties of the CFO. Ms. Schaefer will remain the Company's chief compliance officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidus Investment Corporation

November 20, 2013	By:	/s/ Cary L. Schaefer

Name: Cary L. Schaefer
Title: Chief Financial Officer, Chief Compliance Officer and Corporate Secretary